SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 2000


                          ARINCO COMPUTER SYSTEMS INC.
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               (Exact name of registrant as specified in charter)


     New Mexico                    0-13347                  85-0272154
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     (State or other               (Commission              (IRS Employer
     jurisdiction of               File Number)             Identification No.)
     incorporation)


     20 Dayton Avenue, Greenwich, Connecticut               06830
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:    (203) 661-6942
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          This Amendment on Form 8-K/A amends the Current Report on Form 8-K
(the "Form 8-K") filed by Arinco Computer Systems Inc. (the "Company") on July 19, 2000 regarding the Company's change in independent public accountants.


Item 4.   Changes in Registrant's Certifying Accountants

          Attached as Exhibit 16.1 is a letter from Grant Thornton LLP addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements previously filed in the Form 8-K.


Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               Exhibit Number           Description
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                    16.1                Letter from Grant Thornton LLP to the
                                        Securities and Exchange Commission,
                                        dated July 20, 1999.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARINCO COMPUTER SYSTEMS INC.



Date: July 25, 2000                     By:  /s/ Frank Gallagi
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                                             Frank Gallagi
                                             Managing Director and
                                             Chief Financial Officer


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                                  Exhibit Index
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     Exhibit Number                          Description
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               Exhibit Number                     Description
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                    16.1                          Letter from Grant Thornton LLP
                                                  to the Securities and Exchange
                                                  Commission, dated July 20,
                                                  1999.